Exhibit 10.30(c)

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of January 20, 2016, is by and among Atlas Energy Group, LLC, a Delaware limited liability company (the “Parent”), New Atlas Holdings, LLC, a Delaware limited liability company (the “Borrower”), the Lenders party hereto  and Riverstone Credit Partners, L.P., as Administrative Agent (the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”).

RECITALS:

A.The Borrower, the Parent, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 10, 2015 (as amended by that certain Amendment to Credit Agreement, dated as of August 24, 2015 and as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have provided certain Commitments (subject to the terms and conditions thereof) to the Borrower.

B.The Borrower has requested that the Administrative Agent and Majority Lenders, and the Administrative Agent and the Lenders party hereto (pursuant to the terms hereof) have agreed to, amend the Credit Agreement as more specifically described herein.

C.The Lenders signatory hereto and the Administrative Agent are willing to consent to such accommodation under the Credit Agreement, as more fully described herein, and upon satisfaction of the conditions set forth herein, this Agreement shall become effective as of the Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.Capitalized Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.Amendment to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Agreement, and subject to the terms and conditions contained herein, the parties hereto hereby agree that:

(a)Section 1.02 of the Credit Agreement is hereby amended by amending and restating the definition of “Atlas Lightfoot Component” in its entirety to read as follows:

“Atlas Lightfoot Component” means, as of the determination date, an amount equal to the fair market value of the Equity Interests in Lightfoot Capital Partners, LP directly held by Atlas Lightfoot and subject to a perfected first priority Lien in favor of the Administrative Agent for the benefit of the Secured Creditors pursuant to the Loan Documents. For purposes of this definition, “fair market value” will be that value determined in good faith by the Board of Directors of the Parent and acceptable to the Administrative Agent and based, among other things, on (i) the Gulf LNG Component, (ii) the Arc Logistics Unit Price at such time multiplied by the number of units of Arc Logistics Partners, LP owned by Lightfoot Capital Partners, LP as of such date and (iii) the aggregate principal amount of Debt for which Lightfoot Capital Partners, LP is then obligated.

(b)Section 8.01(c) of the Credit Agreement is hereby amended by amending and restating such section in its entirety to read as follows:

(i)

Concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), a compliance certificate of a Financial Officer of the Borrower in substantially the form of Exhibit D-1 hereto certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto and setting forth reasonably detailed calculations demonstrating compliance with Section 9.01. Each such certificate (including the financial statements and calculations delivered with such certificate) shall include reasonably detailed information regarding all cash dividends and distributions received by the Parent and any Restricted Subsidiary from Persons other than Restricted Subsidiaries which were included in the calculations of the ratios that are the subject of Section 9.01 hereof (which information shall include a reconciliation of the Parent’s calculation of EBITDA versus the calculation of Consolidated Net Income in accordance with GAAP) and the calculation of Distributable Cash;

(ii)

within five Business Days after the end of each fiscal quarter, beginning with the quarter ending September 30, 2015 and ending with (but including) the fiscal quarter ending June 30, 2016, a compliance certificate of a Financial Officer of the Borrower in substantially the form of Exhibit D-2 hereto setting forth reasonably detailed calculations, based upon estimated financial statements available internally as of such determination date, demonstrating compliance with Section 9.01(c) and (B) within five Business Days after the end of each fiscal month, beginning with the month ending July, 2016, a compliance certificate of a Financial Officer of the Borrower in substantially the form of Exhibit D-2 hereto setting forth reasonably detailed calculations, based upon estimated financial statements available internally as of such determination date, demonstrating compliance with Section 3.04(c)(i)(B); and

(iii)

concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), updates to the compliance certificates delivered pursuant to clause (ii) above, with calculations based upon such financials.

For the avoidance of doubt, any noncompliance, Default or Event of Default under this Agreement (including with respect to Section 3.04(c)(i)(B) and Section 9.01) arising or resulting from the updates required pursuant to clause (iii) above shall be retroactive to the end of the relevant fiscal quarter or other applicable time period under this Agreement.

(c)Section 1.02 of the Credit Agreement is hereby amended by incorporating the following definition in appropriate alphabetical order:

“Gulf LNG Component” means with respect to any Rolling Period, the product of (a) cash dividends or cash distributions actually received by Atlas Lightfoot from Lightfoot Capital Partners, LP in such Rolling Period on account of the equity interests of Gulf LNG Holdings Group, LLC held by Lightfoot Capital Partners, LP multiplied by (b) 8; provided that for the purposes of determining the ratio described above for the Rolling Periods ending December 31, 2015 and March 31, 2016, the cash dividends and distributions received shall be deemed to equal the cash dividends and distributions received in such fiscal quarter (and, in the case of the fiscal quarter ending December 31, 2015, the fiscal quarters ending September 30, 2015 and December 31, 2015 and in the case of March 31, 2016, the fiscal quarters ending  September 30, 2015, December 31, 2015 and March 31, 2016) multiplied by 2 and 4/3, respectively.

(d)Section 8.12(b) of the Credit Agreement is hereby deleted in its entirety.

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(e)Exhibit D-2 to the Credit Agreement is hereby amended and restated in its entirety as attached hereto as Annex 1.

SECTION 3.Condition to Effectiveness.  This Agreement shall become effective on the date (the “Effective Date”) on which the Administrative Agent shall have received executed counterparts (in such number as may be requested by the Administrative Agent) of this Agreement from the Borrower, the Parent, the Administrative Agent and the Majority Lenders.

SECTION 4.Miscellaneous.

(a)Confirmation.  The provisions of the Loan Documents, as waived or otherwise modified hereby, shall remain in full force and effect in accordance with their terms following the effectiveness of this Agreement, without any other waiver, amendment or modification thereof.

(b)Ratification and Affirmation; Representations and Warranties.  Each of the undersigned does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents to which it is a party, as modified hereby, and its obligations thereunder.  Each of the Borrower and the Parent hereby (i) acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly modified hereby and (ii) represents and warrants to the Lenders that: (1) as of the date hereof, after giving effect to the terms of this Agreement, all of the representations and warranties contained in the Credit Agreement and each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date and (2) immediately after giving effect to this Agreement, no Default or Event of Default will have occurred and be continuing.

(c)Loan Document.  This Agreement and each agreement, instrument, certificate or document executed by the Borrower and the Parent or any of their officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

(d)Miscellaneous.  This Agreement (i) shall be binding upon and inure to the benefit of the Loan Parties, the Lenders and the Administrative Agent and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Credit Agreement), (ii) may be modified or amended only in accordance with the Credit Agreement and (iii) may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(e)GOVERNING LAW.  THIS AGREEMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

NEW ATLAS HOLDINGS, LLC, as Borrower
ATLAS ENERGY GROUP, LLC, as Parent

By:/s/ Jeffrey Slotterback
Name: Jeffrey Slotterback
Title:   Chief Financial Officer and
Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

RIVERSTONE CREDIT PARTNERS, L.P.,
as Administrative Agent and as Lender

By: RCP F1 GP, L.P.,  its general partner

By: RCP F1 GP, L.L.C., its general partner

By:  /s/ Christopher Abbate

Name: Christopher Abbate

Title: Managing Director

[Signature Page to Second Amendment to Credit Agreement]

AEG ASSET MANAGEMENT, LLC,
as a Lender

By:  /s/ Daniel Herz

Name: Daniel Herz

Title:

[Signature Page to Second Amendment to Credit Agreement]

THE LEON AND TOBY COOPERMAN FAMILY FOUNDATION,
as a Lender

By:  /s/ Leon G. Cooperman

Name: Leon G. Cooperman

Title: Trustee

[Signature Page to Second Amendment to Credit Agreement]

Annex 1

Exhibit D-2

(see attached)

EXHIBIT D-2

FORM OF COMPLIANCE CERTIFICATE FOR ASSET COVERAGE RATIO

The undersigned, a Financial Officer of the Borrower, hereby certifies that he/she is the [___________] of New Atlas Holdings, LLC, a Delaware limited liability company (the “Borrower”), and that as such he/she is authorized to execute this certificate on behalf of the Borrower.  With reference to the Credit Agreement dated as of August 10, 2015 (together with all amendments, restatements, supplements or other modifications thereto being the “Credit Agreement”), among Atlas Energy Group, LLC (the “Parent”), a Delaware limited liability company, the Borrower, Riverstone Credit Partners, L.P., as Administrative Agent, and the lenders (the “Lenders”) from time to time party thereto, the undersigned represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified):

[Use following paragraph 1 for compliance for quarters ended December 31, 2015, March 31, 2016, and June 30, 2016]

1.Attached hereto as Schedule 1 are reasonably detailed calculations demonstrating compliance with Section 9.01(c) of the Credit Agreement.

[Use following paragraph 1 for compliance for months ended July 31, 2016, and thereafter]

1.Attached hereto as Schedule 1 are reasonably detailed calculations demonstrating compliance with Section 3.04(c)(i)(B) of the Credit Agreement.

[Use following paragraph 2 for if the Borrower does not meet the Asset Coverage Ratio set forth in Section 3.04(c) of the Credit Agreement]

2.[The Borrower will prepay the principal of any Loans outstanding hereunder necessary to achieve an Asset Coverage Ratio greater than or equal to 2.00 to 1.00 by [date]1.] [The Borrower will provide the Administrative Agent, for the benefit of the Secured Creditors, a perfected Lien on additional Oil and Gas Properties sufficient in value to remedy such non-compliance by [date]2.]

[1]	Date to be within 10 Business Days of end of applicable month.
[2]	Date to be within 30 days of end of applicable month.

D-2-1

EXECUTED AND DELIVERED this _____ day of [________], 20[__].

New Atlas Holdings, LLC

By:
Name:
Title:

D-2-2

Schedule 1

Asset Coverage Ratio.
A.	Asset Value:
	1.	Liquidity:	1. $__________
2.

ARP Component:

(i) The number of ARP Units (other than the ARP A Units) constituting Qualifying ARP Units as of such day:

_________________

multiplied by

the ARP Unit Price as of such day:

$_________________;

plus

(ii) the ARP A Unit Amount[3] as of such day:

_________________

multiplied by

the ARP Unit Price as of such day:

$_________________.

2. $__________
	3.	ARP GP Component: Cash dividends or cash distributions actually received by the Parent during such twelve calendar months on ARP A Units[4]: $_________________ multiplied by 17.5.	3. $__________

[3]

“ARP A Unit Amount” means the product of (a) the result of the aggregate amount of ARP LP Units divided by 0.98 multiplied by (b) 0.02. “ARP LP Units” means the ARP Common Units and the ARP Preferred Units (other the ARP A Units).

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For the purposes of determining the ratio described above for the Rolling Periods ending September 30, 2015, December 31, 2015 and March 31, 2016, the cash dividends and distributions received shall be deemed to equal the cash dividends and distributions received in such fiscal quarter (and, in the case of the fiscal quarter ending December 31, 2015, the fiscal quarters ending September 30, 2015 and December 31, 2015 and in the case of March 31, 2016, the fiscal quarters ending  September 30, 2015, December 31, 2015 and March 31, 2016) multiplied by 4, 2 and 4/3, respectively.

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4.

Atlas Lightfoot Component:

An amount equal to

(i) the fair market value of the Equity Interest in Lightfoot Capital Partners LP

(ii) directly held by Atlas Lightfoot

For purposes of the Atlas Lightfoot Component, “fair market value” will be that value determined in good faith by the Board of Directors of the Parent and acceptable to the Administrative Agent and based, among other things, on:

(i) cash dividends or cash distributions actually received by Atlas Lightfoot from Lightfoot Capital Partners, LP on account of the equity interests of Gulf LNG Holdings Group, LLC held by Lightfoot Capital Partners, LP multiplied by (b) 8[5]:

$_________________

and

(ii) the number of common units representing limited partnership interests in Arc Logistics Partners LP held by Lightfoot Capital Partners, LP:

__________________

multiplied by

the Arc Logistics Unit Price at such time:

$__________________

and

(iii) the aggregate principal amount of Debt for which Lightfoot Capital Partners, LP is then obligated:

$_________________.

4. $__________

[5]

For the purposes of determining the ratio described above for the Rolling Periods ending December 31, 2015 and  March 31, 2016, the cash dividends and distributions received shall be deemed to equal the cash dividends and distributions received in such fiscal quarter (and, in the case of the fiscal quarter ending December 31, 2015, the fiscal quarters ending September 30, 2015 and December 31, 2015 and in the case of March 31, 2016, the fiscal quarters ending September 30, 2015, December 31, 2015 and March 31, 2016) multiplied by 2 and 4/3, respectively.

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5.

Arc Logistics Component:

(i) The number of equity interests of  Arc Logistics Partners, LP held by a Loan Party that are subject to a perfected first priority Lien in favor of the Administrative Agent for the benefit of the Secured Creditors pursuant to the Loan Documents (which Lien is perfected by “control” in accordance with the applicable Uniform Commercial Code including, without limitation, Section 8.106, 9.106 and 9.314 thereof) as of such day:

_________________

multiplied by

the Arc Logistics Unit Price as of such day:

$_________________

5. $__________
6.

Atlas Lightfoot GP Component:

Cash dividends and distributions actually received by a Loan Party on account of its Equity Interests in Lightfoot Capital Partners GP LLC during such twelve calendar months[6]:

$_________________

multiplied by

20.

6. $__________
7.

Atlas Growth Partners GP Component:

Cash dividends or cash distributions actually received by Atlas Growth Partners GP during such twelve calendar months on account of its general partnership interest in Atlas Growth Partners[7]:

$_________________

multiplied by

17.5.

7. $__________

[6]

For the purposes of determining the ratio described above for the Rolling Periods ending September 30, 2015, December 31, 2015 and March 31, 2016, the cash dividends and distributions received shall be deemed to equal the cash dividends and distributions received in such fiscal quarter (and, in the case of the fiscal quarter ending December 31, 2015, the fiscal quarters ending September 30, 2015 and December 31, 2015 and in the case of March 31, 2016, the fiscal quarters ending  September 30, 2015, December 31, 2015 and March 31, 2016) multiplied by 4, 2 and 4/3, respectively.

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For the purposes of determining the ratio described above for the Rolling Periods ending September 30, 2015, December 31, 2015 and March 31, 2016, the cash dividends and distributions received shall be deemed to equal the cash dividends and distributions received in such fiscal quarter (and, in the case of the fiscal quarter ending December 31, 2015, the fiscal quarters ending September 30, 2015 and December 31, 2015 and in the case of March 31, 2016, the fiscal quarters ending  September 30, 2015, December 31, 2015 and March 31, 2016) multiplied by 4, 2 and 4/3, respectively.

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8.

Other Midstream GP Component (if any):

Cash dividends or distributions actually received by a Loan Party on account of its Equity Interests in any other Person (other than a Loan Party) engaged in Midstream Activities during such twelve calendar months[8]:

$_________________

multiplied by

20.

8. $__________
9.

Other Upstream GP Component (if any):

Cash dividends or distributions actually received by a Loan Party on account of its Equity Interests in any Person (other than a Loan Party) engaged in Upstream Activities during such twelve calendar months[9]:

$_________________

multiplied by

17.5.

9. $__________
10.

Parent Component:

The sum of

(i) with respect to any Proved Reserves directly owned by the Parent, the Present Value of such reserves as specified in the most recent Reserve Report delivered pursuant to this Agreement and net, for the avoidance of doubt, of all Reserves subject to any production payment:

$_________________

and

(ii) in the case of all other Oil and Gas Properties or Midstream Assets directly owned by the Parent, the fair market value of such property as determined by a third party valuation firm satisfactory to the Administrative Agent:

$_________________.

10. $_________

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For the purposes of determining the ratio described above for the Rolling Periods ending September 30, 2015, December 31, 2015 and March 31, 2016, the cash dividends and distributions received shall be deemed to equal the cash dividends and distributions received in such fiscal quarter (and, in the case of the fiscal quarter ending December 31, 2015, the fiscal quarters ending September 30, 2015 and December 31, 2015 and in the case of March 31, 2016, the fiscal quarters ending  September 30, 2015, December 31, 2015 and March 31, 2016) multiplied by 4, 2 and 4/3, respectively.

[9]

For the purposes of determining the ratio described above for the Rolling Periods ending September 30, 2015, December 31, 2015 and March 31, 2016, the cash dividends and distributions received shall be deemed to equal the cash dividends and distributions received in such fiscal quarter (and, in the case of the fiscal quarter ending December 31, 2015, the fiscal quarters ending September 30, 2015 and December 31, 2015 and in the case of March 31, 2016, the fiscal quarters ending  September 30, 2015, December 31, 2015 and March 31, 2016) multiplied by 4, 2 and 4/3, respectively.

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	11.	Asset Value: Lines A.1 + A.2 +A.3 + A.4 + A.5 + A.6 + A.7 + A.8 + A.9 + A.10	11. $_________
B.	Total Funded Debt		B. $__________
C.	Asset Coverage Ratio (Line A.11 ÷ Line B):		C. _____ to 1.00
Minimum Required:			[1.75][2.00] to 1.00

D-2-7